UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

June 10, 2026

NEONC TECHNOLOGIES HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-42567	92-1954864
(Commission File Number)	(IRS Employer Identification No.)

23975 Park Sorrento, Suite 205 Calabasas, CA	91302
(Address of Principal Executive Offices)	(Zip Code)

(818) 570-6844

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001	NTHI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 10, 2026, NeOnc Technologies Holdings, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “Investors”), pursuant to which the Company agreed to issue and sell up to an aggregate of $5,000,000 of its Series A Convertible Preferred Stock (the “Series A Preferred Stock”) in a private placement. The Series A Preferred Stock will be issued at a purchase price of $833.34 per share, with up to 6,000 shares authorized for issuance.

The transactions contemplated by the Purchase Agreement are expected to close upon the satisfaction of customary closing conditions, including the delivery of subscription funds by the Investors and issuance of the securities by the Company. The Purchase Agreement contains customary representations, warranties, and covenants by the Company and the Investors.

Pursuant to the Purchase Agreement, the Company agreed to file a registration statement covering the resale of the shares of common stock issuable upon conversion of the Series A Preferred Stock within specified timeframes following certain triggering events.

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by the terms and conditions of the Form of Purchase Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosures under Item 1.01 of this Current Report on Form 8-K are incorporated here by reference into this Item 3.02.

The issuances of the shares of Series A Preferred Stock were not registered under the Securities Act of 1933, as amended (the “Securities Act”), but qualified for an exemption under Section 4(a)(2) of the Securities Act and by Rule 506 of Regulation D promulgated thereunder as transactions by an issuer not involving a public offering.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

On June 10, 2026, the Company amended its Certificate of Incorporation by filing the Certificate of Designations, Preferences and Rights of the Series A Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Delaware, which authorized the Series A Preferred Stock with such preferences and rights as set forth in the Certificate of Designation.

General. The Company’s board of directors has designated six thousand (6,000) shares as the Series A Preferred Stock. Each share of the Series A Preferred Stock has a stated value of $1,000.

Voting Rights. The holders of the Series A Preferred Stock have no voting rights except as required by applicable law.

Ranking and Liquidation Preference. The Series A Preferred Stock ranks senior to the Company’s common stock and any junior securities, on parity with any parity securities, and junior to any senior securities with respect to dividends and distributions upon liquidation, dissolution or winding up of the Company. In the event of a liquidation event, the holders of the Series A Preferred Stock shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its stockholders, before any amount shall be paid to the holders of any of shares of junior securities, but pari passu with any parity securities then outstanding, an amount per share of the Series A Preferred Stock equal to the conversion amount as defined in the Certificate of Designation.

Redemption; Conversion only in the Event of an Election not to Redeem. The Company has the right to redeem all of the Series A Preferred Stock at the then stated value on or before a date that is four months from the date of issuance (with two options to extend for an additional one month at the Company’s discretion, with each extension adding $50.00 per share to the then stated value of such Series A Preferred Stocks). Only in the event that the Company elects not to redeem all of the Series A Preferred Stock on or before said date(s), then an additional $166.67 per share shall be added to the then stated value of such shares and each share of Series A Preferred Stock shall then become convertible, at the option of the holder, into that number of shares of common stock (subject to the beneficial ownership limitation) determined by dividing the then stated value of such share by the conversion price, which will be 80% of the lowest closing price of the Company’s common stock during the five trading days prior to conversion, subject to a floor price of $1.00 and subject to adjustment for reverse and forward stock splits, stock dividends and other similar transactions. Conversion is subject to a 19.99% beneficial ownership limitation unless stockholder approval is obtained.

Beneficial Ownership Limitation. The Company shall not effect any conversion of the Series A Preferred Stock, and a holder shall not have the right to convert any portion of the Series A Preferred Stock, to the extent that after giving effect to the conversion sought by the holder such holder (together with such holder’s affiliates) would beneficially own more than 4.99% (or upon election by a holder, 9.99%) of the number of shares of common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon such conversion.

The foregoing description of the Certificate of Designation does not purport to be complete and is subject to, and qualified in its entirety by the terms and conditions of the Certificate of Designation, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Certificate of Designations, Preferences and Rights of the Series A Convertible Preferred Stock
10.1	Form of Securities Purchase Agreement dated June 10, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeOnc Technologies Holdings, Inc.

	By:	/s/ Amir Heshmatpour
	Name:	Amir Heshmatpour
Dated: June 12, 2026	Title:	Chief Executive Officer, President and Executive Chairman

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